Exhibit 99.1 Investor Presentation Updated: January 2024

Legal Disclosure Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements as to expected future financial and operating results. These forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “project,” “forecast,” “expect,” “believe,” “should,” “could,” “would,” “plan,” “may,” “intend,” “prospect,” “goal,” “will,” “predict,” or “potential” or other similar words or variations thereof. These statements are based on the current beliefs and expectations of the management of American Woodmark and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed in this presentation. These risks and uncertainties are detailed in certain of American Woodmark’s filings with the Securities and Exchange Commission (“SEC”), including in its Annual Report on Form 10-K for the year ended April 30, 2023 under the heading “Risk Factors” and in its Quarterly Report on Form 10-Q for the period ended October 31, 2023 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements.” These reports, as well as the other documents filed by American Woodmark with the SEC, are available free of charge at the SEC’s website at www.sec.gov. The statements made in this presentation, including with respect to any projected financial and operating results, are based on information available to management as of the first day of the month set forth on the cover of this presentation and American Woodmark undertakes no obligation to update any such statements to reflect developments after such date. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Net Leverage, and Free Cash Flow. These measures are intended to serve as a supplement to, and not a substitute for, the most comparable GAAP measures. For reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures, please see Appendix A to this presentation. 2

Table of Contents American Woodmark at a Glance 5 Long-Term Strategy 12 Competitive Advantages 20 Financial Overview 28 3

Key Messages: Why Invest With Us? Leveraging market leadership in resilient value segment 1 of the U.S. cabinet market to drive deeper channel penetration Superior Service Platform is a key competitive advantage ingrained in 2 our growth strategy Our culture and connections deliver profitability through our Growth, 3 Digital Transformation and Platform Design (“GDP”) strategy Operational Excellence drives continuous improvement throughout 4 our organization Proven model expected to deliver strong Free Cash Flow (“FCF”) 5 through the cycle and support our disciplined capital allocation strategy Value-Oriented Portfolio And Operational Excellence Mindset Provides Resilience And Strong Cash Generation 4

American Woodmark: At a Glance Key Company Facts American Woodmark is a U.S. based pure play cabinet manufacturer highly focused on the resilient value Winchester, VA ~8,900 segment of the U.S. market Headquarters Team Members From inspiration to design and installation, we strive for 1 ~$1.9 billion simplification and the highest level of service in the industry Total Revenue Cabinetmaker of choice for 2 homeowners, builders, designers, 19 8 dealers, distributors, and retailers Manufacturing and Service Centers Distribution Facilities Founded in 1951, We Have Remained Highly Focused on Growing Our Core Cabinet Business and Serving Our Customers 5 1 2 LTM as of 10/31/2023; 15 Locations in US, 4 in Mexico

Our Purpose Driven Culture Sustains Our Competitive Advantage Mission Vision Values Create value through people: Uncover and celebrate Our CITE principles: the unique potential in every • Provide kitchens and baths of • Customer Satisfaction individual: pride for the American family • Integrity • Community Connections • Reward shareholders and our • Teamwork employees • Customer Experience • Excellence • Contribute to our society • Interconnected Individuals • Disruptive Innovation • Systems Thinking Our Communities, Employees, Designers and Customers Inspire Our Culture and Set Us Apart 6

Our Leadership Team Strong leadership with decades of experience and industry expertise Kim Coldiron Scott Culbreth Paul Joachimczyk Rob Adams Senior Vice President & President & Chief Senior Vice President & Senior Vice President, Chief Human Resources Executive Officer Chief Financial Officer Manufacturing & Officer Technical Operations Joel Charlton Dwayne Medlin Bill Waszak Vice President & General Senior Vice President, Vice President & Chief Manager, New Construction Remodel Sales Information Officer 7

Steady Evolution Has Strengthened Our Scale And Market Position Investment Raygold Industries Formation of relationships Acquisition of RSI in manufacturing grows sales with Home Depot and solidified position in capabilities in to $6M and is Lowe’s precedes the opening price Monterrey, Mexico acquired by company’s IPO in 1986, point Made-to- Launch operational and Hamlet, North Boise Cascade laying groundwork for our Stock kitchen transformation to Carolina to expand growth into a cabinet cabinets while navigate 2008 and optimize manufacturer of choice paving the way for downturn to gain Made-to-stock for consumers Origins launch in share and emerge a kitchen and bath new construction; stronger company capacity pairing RSI’s low-cost production process with AMWD’s logistics A vision emerges to The birth of LTM Net and service Raygold refine our channel Waypoint marks American Sales: capabilities Industries is strategy by entry into the 1 Woodmark $1,934M founded by launching the specialty Kitchen results from a Long Island Timberlake Brand and Bath dealer leveraged buyout dentist Alvin for the new channel by four Boise Goldhush to construction market Cascade create executives with cabinets for 1,100 team his dentistry members and business three manufacturing facilities 1951 1971 1980 1986 1989 2008 2010 2017 2023 8 1 $ Sales Growth; LTM Sales 10/31/2023

Tailwinds From Demographic Shifts and Undersupplied Housing Support Higher Levels of Future Residential Investment U.S. Population Age 41-56 1 Demographics and past underinvestment, combined with ~65 million (Gen X) mobility and migration trends, provide strong multi-year • Move up buyers; drives investment in remodeling tailwinds for the U.S. housing market over the next decade • Significant home equity supports higher levels of remodel activity 1 Annual U.S. Housing Starts (thousands) • Higher housing turnover and increasing mobility ~15 years of underbuilding points to years of above trend demand 2,500 2,000 U.S. Population Age 25-40 1,500 50-year Average 1 ~72 million (Millennials) 1,000 • Seven million more people compared to Gen X are entering 500 prime household formation years 0 • Remote work/mobility increases migration to affordable housing markets • Increasing disposable incomes 9 1 U.S. Census Bureau 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Aging U.S. Housing Stock Is An Important Repair & Remodeling Leading Indicator Increasing Age in Years of U.S. Historically Stable Growth in U.S. Repair 1 2,3 Housing Stock: 2011 vs 2021 & Remodel (R&R) Expenditures ($B) 600 28-year CAGR of ~5% 500 400 300 200 100 0 11 or less 12 to 21 22 to 31 32 to 41 42 or more 2011 2021 • Pent up Demand: Median age of a U.S. • Past Underinvestment: Homes under 11 • Historically Resilient: Excluding the home is approximately 40 years old, up years old fell to just 10% of total stock in 2006-2009 financial crisis, the largest from a median age of 31 years in 2005 2021, down from 17% in 2011 due to ~10 calendar year decline in R&R demand years of below-trend new construction since 1996 was just (2.3%) in 2002 Aging U.S. Housing Stock & Declining New Home Affordability Supports Strong Multi-Year Repair & Remodel Demand 10 1 2 3 NAHB; Harvard JCHS; 2023E are estimates based on Harvard JCHS projections as of October 19, 2023 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E

Building On a Solid Foundation to Accelerate Adjusted 1 EBITDA Growth Efficiently aligning our scaled platform with a favorable long-term growth outlook by providing quality solutions and executing our “GDP” strategy EBITDA Long Term Target 1,4 >$350M Growth Targeting growth Where We Are in excess of 1,2,3 market as we $264M Digital Transformation execute against our strategy Platform Design Where We’ve Been 1 $35M FY2013 LTM 10/31/23 FY2028E 11 1 2 th 3 See Appendix A for a reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure and for a definition of “Adjusted EBITDA.”; Acquisition of RSI Home Products, Inc. closed on December 29 , 2017. LTM October 31, 2023 4 1 Note the FY2028 projected Adjusted EBITDA number presented above reflects the current expectations and beliefs of management. See additional disclosures footnote on slide 33 for further information

Long-term Strategy: “GDP” 12

“GDP”: Our Economic Engine To Drive Growth & Margin Expansion Our “GDP” Strategy is the lens we view long-term decision-making through, enabling growth and profitability through the cycle Growth Digital Transformation Platform Design Product Innovation One American Woodmark Customer Experience (CX) • Targeted launches of opening price point • Investments in technology infrastructure to • Kitchen and Bath Center of Excellence brands into new markets operate as one company • Delivery, quality, response rate • Relevancy across Made-to-Stock, Made-to- • Faster marketing cycles Operational Excellence (OPEX) Order (MTO), Framed, Frameless categories Driving Deeper Channel Penetration • Design For Manufacturing & Assembly Channel Initiatives • E-commerce expanding with improved (DFMA), materials, logistics, and labor • Dealer/Distributor penetration product offerings, content, and experience savings • E-commerce expansion • Accelerate customer conversion with • Drive production and efficiency through a easy-to-use design and shopping tools balanced manufacturing footprint Automation • Reduce labor costs and waste • Improve lead times and quality • Make our employee’s jobs easier 13

Growth: Maximize Our Market Opportunity Through Key Growth Pillar Initiatives Highly Fragmented Key Growth Drivers Market Opportunity 1 Product Innovation and Kitchen & Bath Cabinet Industry Expand Channel Capacity Investments Opportunities Top 3 • Accelerating growth through product • Simple Trends brand to compete with innovation and relevant offerings low-cost imports • Building on over 30% of Made-to-Order • Growth opportunity in Dealer/Distributor Other (MTO) sales from products introduced in channel Imports Domestic the last three years • E-commerce and Digital Marketing to • Monterrey, Mexico and Hamlet, North expand customer purchase options and Carolina expansions to strengthen reduce time-to-purchase decision Made-to-Stock product line and improve our economics Over 50% of the market is highly fragmented, less capitalized local and regional manufacturers or import products Our Initiatives Are Focused on Delivering Growth in Excess of Our Underlying Market Growth Rate 14 1 Management internal estimates

Case Study: Adapting Our Offerings To Add Value And Accelerate Growth Builder Channel Opportunity • Builders increasingly look to suppliers to find ways to improve new home affordability • Demographic shifts drive more first-time home buyers Outcome further accelerating the need for value-oriented options • Achieved goal of lowering costs and improving affordability, especially for American Woodmark Solution growing first time homebuyer market • Gain share with Origins brand and expand offerings • Origins is our fastest growing brand three across the homebuilding market years in a row • Efficient logistics & service footprint built around single- family building density allows for a turnkey solution • Meet a growing builder need for opening price point homes with on-trend offerings 15

Digital Transformation: Customer Experience and Drive Efficiencies Strengthening Our Competitive Advantage and Profitability by Leveraging Digital Capabilities Unlock Efficiencies Through Increase Consumer Centric One American Woodmark Approach to Digital Marketing • Enterprise Resource Planning and Customer • Expand engagement through robust digital Relationship Management systems to help marketing campaign realize efficiency gains • Accommodate online consumer preferences • Better leverage information across the • Lead generation E-commerce tools to organization increase business reach • Unify offerings and capabilities under a single • Invest in Dealer/Distributor online platform to platform improve customer experience (CX) • Sophisticated data analysis to track customer lifecycle and service needs • Better align internal capacity across teams 16

Digital Transformation Case Study: Digital Marketing Platform Digital Lead Generation • Kitchen & Bath retailers in the dealer channel are key growth drivers with billions in cabinetry sales • Local retailers often rely on advertising methods with limited reach due to budget constraints American Woodmark Solution • We bring a digital brand presence with a nationwide marketing toolkit to help consumers connect with local dealers • Through a dealer locator and contact application, customers seamlessly connect with a Waypoint Living Spaces retail location • A common platform creates shared visibility • Waypoint representatives can provide support across the purchase journey 17

Platform Design: Leverage Complexity Reduction and Operational Excellence to Drive Margin Improvement Complexity Reduction and Operational Excellence and Significant Opportunity Customer Experience Systems Thinking For Margin Expansion • Localize capacity needs and position • Increase use of high-quality substitute near skilled labor materials • Establish both Kitchen & Bath • Procurement strategy to drive global Manufacturing Centers of Excellence sourcing synergies Target ~200bps of Adjusted EBITDA • Facility enhancements to improve • Logistics and delivery network initiatives; reliability and service expand Final Mile Network Margin Improvement 1 by FY28 • Improve customer experience and • Invest $75 million in automation over lower costs by expanding DFMA: next five years • Improve throughput • Optimize technology to lower capital requirements and improve processes • Shorten lead times • Focus on product performance, • Optimal inventory management appearance, and reducing defects 18 1 Note the expected increase of Adjusted EBITDA Margin Improvement presented above reflects the current expectations and beliefs of management compared to FY23. See additional disclosures, footnote 1 on slide 33 for further information, Appendix A for a reconciliation of Adjusted EBITDA Margin to the most comparable GAAP financial measure and for a definition of “Adjusted EBITDA Margin.”

Creating Manufacturing Centers of Excellence to Meet Growing Demand Greenfield Expansion of Monterrey, MX Hamlet, NC Facility Facility Expected Completion: Completed in: Q4 FY24 Q3 FY24 Highlights: Highlights: • Strategically located components capacity • Creates a new Bath Manufacturing Center of Excellence in Hamlet, NC • Strengthens Made-to-Stock Kitchen & Bath supply chain • Consolidates Kitchen Manufacturing Center of Excellence in • Labor availability and talent pool enhancements Lincolnton, NC • Lowers average cost of production across our footprint • Address growth opportunities and improve throughput • Lead time and logistics optimization • Improve service to the largest U.S. repair and remodel market • Strengthens our supply chain and modernize assets Expansion of Made-to-Stock Manufacturing Operations to Better Serve Large East Coast Market 19

Competitive Advantages

How We Win: By Providing a Superior Customer Experience Across Our Targeted Product Offerings with a Focus on Value Market Product Channels & Customers Customer Experience Objective Be the preeminent kitchen and Innovation focus on a relevant, Win in the value segment by selling Create differentiated, relevant value bath cabinet value player that lean, value-oriented product through Home Centers, National by offering end to end engagement, serves all market channels offering for kitchen and bath Builders, Independent Dealers leveraging technology and and Distributors and E-commerce connections across touchpoints, and offering efficient turnkey solutions Strategic Rationale • Value segment represents • Serve the largest segment of • Achieve above market growth • Create sustainable differentiation 60% of the market, and our the market with strong through deeper channel through relevant product and product offering addresses growth rates penetration service solutions 1 80% of the segment • Manufacturing know-how and • Create a more diversified, and • Higher customer satisfaction • Longstanding customer platform is structured to win in balanced portfolio presents opportunity to capture relationships serving the this segment pricing value segment while large competitors focus elsewhere 21 1 See additional disclosures, footnote on slide 33 for further information.

U.S. Centric Revenue Profile with Significant Scale and Operational Capabilities in Key Growth Regions Proximity to customers enhances our service capabilities and improves overall speed and customer experience Strategically located manufacturing facilities is a critical cost and logistics differentiator Manufacturing presence efficiently serves large East Coast market and Corporate Headquarters faster growing Sunbelt and Southwest 19 Manufacturing & Distribution Facilities regions of the U.S. 8 Primary Service Centers Invested Presence in Attractive Regions of Opportunity, with Efficient, Low-Cost Manufacturing Across U.S. and Mexico 22

Positioned to Capture Outsized Growth Towards Affordable Offerings 1 1 1 1 New Construction Home Center Dealer E-commerce Market Size $5.8 B Market Size $3.2 B Market Size $7.5 B Market Size ~$1.2 B 24% 15% 2% 9% 2 Approximate American Woodmark Market Share Cabinet Market Channel 1 Total Domestic Market of ~$16.5B With Growing Emphasis On E-commerce Across Our Core Market Channels 1 • E-commerce opportunities • Direct-to-Builder sales model offers • Repair & Remodel historically • Estimate ~$1.5B in addressable increasing within all core turnkey solutions shown stable mid-single-digit growth dealer market opportunity market channels • Target first time buyers and mid-level • Leveraging national retail footprint • Partner with trusted vendors and housing expand access to value brands • Better meet changing • Deepening relationships with customer preferences • Simplified selection process with Pro customers • Increasing product categories to 2 ongoing service and engagement meet customer needs • Targeting ~2x LTM • Improving customer experience E-commerce sales by FY28 • Launching 1951 brand to grow share and omnichannel strategy • Expand geographically with distributors Our Value Focus Allows Us to Win With our Customers and Capture New Market Opportunities 23 1 2 3 2 See additional disclosures, footnote , on slide 33 for further information. LTM 10/31/23.

Market Shifting to Value Offering Plays into Our Core Competency Custom Made-to-Stock • Provide less cyclical growth with affordable, high-quality products Semi-Custom Wide range of • Lean, on trend, and relevant offerings personalization options help drive operational excellence and supply chain optimization Made-to-Order Wide range of door styles and colors with limited American Woodmark Focus personalization options Area Represents ~60% of the Made-to-Order 1 ~$16.5B Market, which Provides Significant • Meeting customers with Opportunity To Grow Sales value-added products made Made-to-Stock 2 From ~$1.9B Today on a case-by-case basis Off the shelf, ready to install cabinets with limited door • MTO products help capture styles and colors later cycle upside Content and Platform Complexity High 24 1 2 2 See additional disclosures, footnote on slide 33 for further information. LTM October 31, 2023 High Price

Our Leading Brands Reinforce Long-Term Customer Relationships and Allow Us To Capitalize On Emerging Trends Leading Brands Builders Home Centers Dealer/Distributor/E-Commerce Relationships with 40+ year ~1,800+ 19 of top 20 builders relationships customers 25

Case Study: Superior Service Platform Builder Channel Opportunity • Builders seek to provide superior service to maximize positive customer experiences from purchase decision to install • Cabinetry is one of the most essential parts of the Outcome home, and one of the most complicated aspects to plan • Builders experience increased accuracy with Timberlake, removing over 300,000 service American Woodmark Solution tasks every year • Streamlined Quote-to-Order system simplifies the kitchen • Our unique model to support the Top National ordering process Home Builders has helped grow share by • Provide software package to eliminate manual work, more than 50% over the last ten years reducing error rates and cycle times • Timberlake Connect reports issues and completes tasks with real-time tracking and communication 26

Commitment to Sustainability Supports Our People and Our Brand Three Main Focus Areas Guide Our Path to Sustainability 2030 Our Team Members Carbon Footprint The Planet Leveraging Our Deploying Innovation to Reduce Reducing Waste and Assuring a Greatest Resource Emissions and Fuel Consumption Responsible Supply Chain Elevate already impressive safety record and Increase use of Smartway-approved carriers Enhance our Supplier Code of Conduct and provide sustainability training and investments in renewable energy reduce our landfill waste through useful outlets for our byproducts Fleet Innovation Employee Health and Safety Sustainable Forests • We have reached ~70% Smartway • Goal to further improve upon our five-year carrier usage for over-the-road (OTR) • We have improved our Supplier Code of recordable incident rate which is already shipments out of our 2030 goal of 100% Conduct to target suppliers who use the superior to our industry average best land management and sustainable forestry practices Renewable Energy Sustainability Education • In support of our plan to source more Waste Elimination • Provide sustainability renewable energy, we have completed a • We currently recycle much of our waste training for team members rooftop solar installation on a second with a goal to minimize landfill usage factory 27

Financial Overview

Leveraging Our Strategy And Long-Term Housing Tailwinds To Drive Strong Adjusted EBITDA Growth 6-7% 5-6% Maintaining Strong Free Cash Flow FY28E Five Year CAGR FY28E Five Year CAGR Closed over half the gap in FY23 to reach FY28 ~$2,500 $153 >$350 >$150 $1,934 $264 FY23 FY28E LTM FY28E LTM FY28E 1,2 1,2 1 Net Sales ($M) Adjusted EBITDA ($M) Free Cash Flow ($M) Revenue Enablers: Adjusted EBITDA Enablers: FCF Enablers: Active growth programs, new products, Platform investments, supply chain initiatives, Share gains, productivity investments, E-commerce, Dealer/Distributor penetration, digital transformation, operating leverage working capital management multi-year housing tailwinds 1 Focused on Above-Market Revenue Growth, FCF Generation, and Returning Long Range Adj. EBITDA Margins to ~14-15% 29 1 Note the FY2028 projected financial numbers presented above reflect the current expectations and beliefs of management. See additional disclosures, footnote 1 on slide 33 for further information, Appendix A for a reconciliation of each non-GAAP 2 number to the most comparable GAAP financial measure and for definitions of “Adjusted EBITDA”, and “Free Cash Flow”.; LTM 10/31/2023

Powerful Cash Engine Supports Our Capital Deployment Priorities And Fuels Our Strategy 1 Free Cash Flow ($M) Capital Allocation Priorities Strong Balance Sheet 1 Next 5 Years Est. Capital Deployment >$1.0B Net Debt/Adj. EBITDA $520 $500 4.2x 3.5x Target leverage: Growth Capex 2.6x <1.5x Significant 2.1x 1.9x optionality with a $194 1.4x focus on target leverage <1.5x and buybacks Maintenance Capex FY14 - FY18 FY19 - FY23 FY24 - FY28E • Delivered ~$714M in cumulative FCF • Capital allocation priorities are reinvesting for • Executed on rapid deleveraging since FY22 resulting from FY14 – FY23 growth, debt paydown, and returning excess in a 2.10x reduction in leverage through FY23 cash to shareholders via buybacks • Target: >$500M of cumulative FCF from FY24 - • Current fixed rate debt comprises >50% of total debt FY28 while also investing for growth • ~75% of Capex earmarked for growth through at below market rates through FY25 FY28, providing substantial flexibility • Target: FY28 FCF >$150 million • Target leverage: Achieve and maintain Net Debt / Adj. • Target: ~$500M in investments in our GDP EBITDA below ~1.5x through the cycle initiatives through FY28 30 1 Note the FY 2024 through FY 2028 projected financial numbers presented above reflect the current expectations and beliefs of management. See additional disclosures, footnote 1 on slide 33 for further information, Appendix A for a reconciliation of each non-GAAP number to the most comparable GAAP financial measure and for definitions of “Adjusted EBITDA” and “Free Cash Flow”.

Key Takeaways A compelling investment opportunity with a purpose driven culture and 1 clearly defined “GDP” strategy A track record of attractive growth with long-term industry tailwinds and 2 strong market position in our core value segment Investments in supply chain, production capabilities, and digital build 3 upon our strong foundation for expected profitable growth Disciplined capital allocation with a continuous focus on driving 4 efficiencies Expect significant cash flow and strong cash conversion driven by 5 operational excellence and resilient product mix Unwavering Commitment to a Value-Oriented Approach and Operational Excellence Provides Resilience Through the Cycle 31

Appendix

Additional Disclosures 1 The projections herein are based on a number of assumptions and estimates that are inherently subject to business, economic and competitive uncertainties and contingencies, many of which are beyond our control. See page 2 of this presentation for a discussion of the risks and uncertainties that could cause actual results to differ materially from those expressed in this presentation. 2 The information presented on this slide with respect to the overall US cabinet market and the size of the New Construction, Home Center & Retail and Dealer/Distributor markets represents internal management estimates. These estimates are based on management’s knowledge and experience in these markets and are informed by certain internal surveys, market research, industry publications and surveys and additional sources. Although management believes these estimates are reliable, they may prove to be inaccurate due to the method by which we obtained some of the data for these estimates or because of the inability to verify such data with certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in data gathering. These estimates and any internal surveys informing such estimates have not been independently verified. For these reasons, investors should not place undue reliance on the market information presented. Total market size is estimated by company management at $16.5 billion. Current addressable market opportunity within Dealer/Distributor channels is estimated at ~$1.5B based on internal management estimates. This data is as of Calendar year 2023. 3 Estimate for e-commerce market is inclusive of all e-commerce within New Construction, Home Center, Dealer/Distributor market channels. 33

Appendix A Adjusted EBITDA, and Adjusted EBITDA margin Definition We use EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin in evaluating the performance of our business, and we use each in the preparation of our annual operating budgets and as indicators of business performance and profitability. We believe EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin allow us to readily view operating trends, perform analytical comparisons and identify strategies to improve operating performance. We define Adjusted EBITDA as net income adjusted to exclude (1) income tax expense (benefit), (2) interest expense, net, (3) depreciation and amortization expense, (4) amortization of customer relationship intangibles and trademarks, (5) expenses related to the acquisition of RSI Home Products, Inc. ( RSI acquisition ) and the subsequent restructuring charges that the Company incurred related to the acquisition, (6) inventory step-up amortization, (7) non-recurring restructuring charges, (8) stock-based compensation expense, (9) gain/loss on asset disposals, (10) change in fair value of foreign exchange forward contracts, (11) pension settlement charges, and (12) net gain/loss on debt forgiveness and modification. We believe Adjusted EBITDA, when presented in conjunction with comparable GAAP measures, is useful for investors because management uses Adjusted EBITDA in evaluating the performance of our business. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of net sales. 34

Reconciliation of Adjusted Non-GAAP Financial Measures to the GAAP Equivalents LTM Adjusted EBITDA and Adjusted EBITDA Margin (in Year ended Year ended Year ended Year ended Year ended Year ended Year ended October 31, thousands) April 30, 2013 April 30, 2018 April 30, 2019 April 30, 2020 April 30, 2021 April 30, 2022 April 30, 2023 2023 Net income (GAAP) $ 9,758 $ 63,141 $ 83,688 $ 74,861 $ 61,193 $ (29,722) $ 93,723 $ 113,060 Add back: Income tax expense (benefit) 6, 982 31,619 27,200 25,687 19,500 (13,257) 28,963 33, 328 Interest (income) expense, net 643 13,054 35,652 29,027 23,128 10,189 15,994 11, 909 Depreciation and amortization expense 14,431 28,671 45,446 49,513 51,100 50,939 48,077 46, 705 Amortization of customer relationship intangibles and trademarks - 16,333 49,000 49,000 47,889 45,667 45,667 45, 667 EBITDA (Non-GAAP) $ 31,814 $ 152,818 $ 240,986 $ 228,088 $ 202,810 $ 63,816 $ 232,424 $ 250,669 Add back: Acquisition related expenses - 12, 902 4, 118 221 174 80 80 80 Inventory step-up amortization - 6, 334 - - - - - - Non-recurring restructuring charges, net 270 - - - 5, 848 183 1, 525 1, 327 Pension Settlement - - - - - 68, 473 (7) 238 Net loss on debt modification - - (5,266) - 13, 792 - (2,089) (2,089) Change in fair value of foreign exchange forward contrac - - - 1, 102 (1,102) - - 2, 681 Stock-based compensation expense 3, 509 3, 097 3, 040 3, 989 4, 598 4, 708 7, 396 8, 408 Gain/Loss on asset disposal (250) 615 1, 973 2, 629 384 697 1, 050 2, 429 Adjusted EBITDA (Non-GAAP) $ 35,343 $ 175,766 $ 244,851 $ 236,029 $ 226,504 $ 137,957 $ 240,379 $ 263,744 Net Sales $ 630,437 $ 1, 250,274 $ 1, 645,319 $ 1, 650,333 $ 1, 744,014 $ 1, 857,186 $ 2, 066,200 $ 1,933,930 Adjusted EBITDA margin (Non-GAAP) 5.6% 14.1% 14.9% 14.3% 13.0% 7.4% 11.6% 13.6% A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin as projected is not provided because we do not forecast Net Income as we cannot, without unreasonable effort, estimate or predict with certainty various components of Net Income. 35

Additional Definitions Free cash flow To better understand trends in our business, we believe that it is helpful to subtract amounts for capital expenditures consisting of cash payments for property, plant and equipment and cash payments for investments in displays from cash flows from continuing operations which is how we define free cash flow. Management believes this measure gives investors an additional perspective on cash flow from operating activities in excess of amounts required for reinvestment. It also provides a measure of our ability to repay our debt obligations. Net leverage Net leverage is a performance measure that we believe provides investors a more complete understanding of our leverage position and borrowing capacity after factoring in cash and cash equivalents that eventually could be used to repay outstanding debt. We define net leverage as net debt (total debt less cash and cash equivalents) divided by the trailing 12 months Adjusted EBITDA. A reconciliation of these non-GAAP financial measures and the most directly comparable measures calculated and presented in accordance with GAAP are set forth on the following tables. 36

Reconciliation of Adjusted Non-GAAP Financial Measures to the GAAP Equivalents Free Cash Flow (in thousands) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Cash provided by operating activities $ 40,535 $ 58,737 $ 71,778 $ 77,080 $ 86,775 $ 190,845 $ 177,542 $ 151,763 $ 24,445 $ 196,727 Less: Capital expenditures 11,402 22,378 33,119 25,531 49,893 39,385 40,739 46,318 51,582 43,270 Free cash flow $ 29,133 $ 36,359 $ 38,659 $ 51,549 $ 36,882 $ 151,460 $ 136,803 $ 105,445 $ (27,137) $ 153,457 Free Cash Flow (in thousands) 2028E 2024-2028E Cash provided by operating activities $ 250,000 $ 1,000,000 Less: Capital expenditures 100,000 500,000 Free cash flow $ 150,000 $ 500,000 As of As of As of As of As of As of As of April 30, 2018 April 30, 2019 April 30, 2020 April 30, 2021 April 30, 2022 April 30, 2023 October 31, 2023 Current maturities of long-term debt $ 4,143 $ 2,286 $ 2,216 $ 8,322 $ 2,264 $ 2,263 $ 2,269 Long-term debt, less current maturities 809,897 689,205 594,921 513,450 506,732 369,396 370,930 Total Debt 814,040 691,491 597,137 521,772 508,996 371,659 373,199 Less: cash and cash equivalents (78,410) (57,656) (97,059) (91,071) (22,325) (41,732) (96,205) Net debt $ 735,630 $ 633,835 $ 500,078 $ 430,701 $ 486,671 $ 329,927 $ 276,994 Net leverage 4.19 2.59 2.12 1.90 3.53 1.37 1.05 37